Annual Report 2002





                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund
                                                                  March 31, 2002


        [Logo]

BROWN CAPITAL MANAGEMENT



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

For more information about the Funds, including charges and expenses, call the Funds for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

Legend

The statistical information provided in this report was provided by:

o    Dow data as of 10/05/01 provided by Bloomberg
o    S&P Data as of 3/31/02 provided by Bloomberg
o Russell Data including Russell 1000, 1000 Growth, 2000, 2000 Growth provided for 12/31/01 and 3/31/02 by subscription to Brown Capital Management.
o Lipper data provided by LANA Fund Analyzer referencing peer group averages from general equities download for 3/31/01 and 3/31/02.
o Morningstar Data provided by Principia Pro, all category averages noted from 3/31/01 and 3/31/02 releases.
o MSCI data including EAFE and All Country World ex US indices as of 3/31/02 from MSCI web site.

Regarding the "Outlook" sections of this report:

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from thee projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences. In addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Regarding  the  Brown  Capital  Management:   Balanced  Fund,  Equity  Fund  and
International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving part of the funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Table of Contents






Introduction...................................................................4
Balanced Fund..................................................................6
Equity Fund...................................................................22
Small Company Fund............................................................39
International Equity Fund.....................................................55














For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Web site @  www.browncapital.com
                     or
Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM,
(1-877-892-4226)



Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Introduction

On a recent trip, we were struck by the stark contrast between the weather conditions for most of our flight, and the weather conditions as we approached our destination. As we looked out of the window en route, there was a crystal clear blue sky above, reminiscent of those beautiful Arizona skies in late Fall. However, as we approached our destination and began to descend, there were billowing clouds, completely obstructing the ground below. As we passed through the clouds, there was haze, fog, and very limited visibility to the "naked eye." These characteristics might be disconcerting except for one thing; our confidence in the skill of the pilot, and the cockpit instruments that kept us on a glide path for a safe landing. There is a parallel to September 11. I am sure you were relieved during that time to know that your portfolio was in skilled hands, yet concerned because of the increased uncertainty created by this catastrophe. However, unlike the pilot of that aircraft, with instrument-approach capability guiding him to a landing, we dealt with poor visibility and no precision instruments to clear our path. But, deal with it we did!

Some shareholders called asking what action was planned when the markets reopened, and whether there would be any change in our Growth at a Reasonable Price (GARP) approach. The answer: we did absolutely nothing when the markets reopened and remained committed to our GARP approach. No one ever experienced an event like 9/11 and as professional investors, we are inclined to look to history to gain perspective and comfort in a time when both can be in short supply. Although this event was unparalleled in terms of lives lost, there are historical crises that offer some perspective on how the markets behaved during and after, and the long-term impacts on the economy and markets.

December 7, 1941 - Pearl Harbor.
In the weeks following this attack, the Dow fell as much as -8.2% and subsequently rallied to within a point of its pre-attack level by January. Subsequent events during this period of war caused far more damage to market averages, but the indices recovered once the outcome of the war became more certain.

October 16 - 28,  1962 - The Cuban  Missile  Crisis.
The markets had already weakened in early 1962 due to President Kennedy's confrontation with US Steel and had begun a small rally in the fall when Russian missiles were discovered in Cuba and the markets tumbled approximately - 5% in the weeks that followed. The crisis ended on the 28th and the Dow rallied +10.1% in November, the Dow's best month since September 1939.

November 22, 1963 - The Assassination of President Kennedy.
The Dow fell -2.9% on the Friday of the assassination, and subsequently rallied after re-opening on the following Tuesday. The markets closed on that Monday for a day of national mourning. The rally was sparked by the market's confidence that LBJ was in control of the government and a return to normalcy was imminent. The Dow would attain a record high by December.

August 2, 1990 - Iraq Invades Kuwait.
American troops were in Saudi Arabia by August 8 and the price of oil reached $40 by October. Higher interest rates, rising unemployment, budget disagreements, weaker earnings, and the prospect of war sent the Dow down -18.4% by October 11. Post the conflict, the economy and markets recovered to begin the longest post-WWII expansion in history.

What these past events teach us is simple. Although each crisis was different in terms of scale, scope, and intensity, the market returned to normal, once removing the exogenous uncertainty. Consistent with those findings, we believed that "standing pat" and believing in the long-term potential of our approach and the companies we invest in was the best decision.

The bottom occurred September 21, and from that point through year-end 2001, the S&P 500 advanced 18.9%, the Russell 2000 28.9%, and the Russell Midcap Growth 32.7%. Although the billowing clouds, haze and fog are still present, a discerning eye can visualize improving conditions in the not too distant future. With eleven interest rate cuts by the Federal Reserve in 2001, fiscal stimulus, and relentless cost cutting by corporations, the groundwork is laid for an economic and corporate profit recovery. From an investment perspective, it is less important to pinpoint the precise month of the turn. However, it is important to accurately forecast the shape and magnitude of the turn, as well as the recovery's impact on inflation. We expect improving data points to appear in the second quarter 2002, with compelling evidence of the turn in the third quarter and beyond. We expect a gradual recovery, more "U-shaped" than a "V-shaped," and we do not think that inflation will be a problem.

In the world where transactions are made, sales generated, profits created, and stock prices respond, we often noted our concern about expectations for 20%+ returns from the stock market. Instead, we suggested a return to the historic levels of 10-12% was more likely. Based on our assessment of valuations and earnings growth, we expect a 10-12% return for the broad stock market over the next three to five years, in line with historical norms. Your family of Brown Capital Management mutual funds remain uniquely positioned to steer clear through the haze and fog thanks to the consistency and discipline displayed through our GARP approach. Importantly, your funds celebrate their tenth anniversary this year, making them a select group of mutual funds to achieve this important milestone.

Enclosed are more detailed reports on your mutual funds. Whether you are an individual shareholder, distributor, consultant or advisor, we are confident that the information in this report will deepen your awareness of how your money and relationship are managed. Thank you for your confidence and investment in the Brown Capital Management family of funds.

Balanced Fund

Performance

Your Balanced Fund trailed both the unmanaged and peer group indices for the fund's fiscal year ending March 31, 2002 primarily because of our low weighting, compared to other balanced funds, in fixed income. Seventy-five percent of your Balanced Fund is invested the Brown Capital Management Equity Fund that, despite negative returns, out paced its Large Cap Growth peers for the fund's fiscal year. Conversely, for our Balanced peers with greater fixed income weightings, which for the fund's fiscal year posted positive returns, we trailed due to our 25% weighting in fixed income.

Benchmark Insights

As noted in the past, we remain skeptical about the way Morningstar and Lipper benchmark your fund. We recognize that our 75% equity and 25% fixed income weighting is aggressive in the parlance of balanced funds typically defined as 60% equity and 40% fixed income. However, we believe the fund remains well positioned to provide the exposure many balanced investors seek.

Portfolio Review

Since the lion's share of assets in this product are managed through our Equity Fund, that report is likely to provide insights on stock selection that are useful. Conversely, we continue to manage a high quality and intermediate fixed income portfolio that, when combined with the Equity Fund portfolio, potentially results in a reduction of the stock market's volatility for investors less prepared for 100% equity exposure.

Outlook

Balanced Fund investors can expect that the portfolio will be managed in 2001 as it has historically. In what is clearly a less robust economy, we believe your fund is favorably positioned to capitalize on the market's volatility.

                          THE BROWN CAPITAL MANAGEMENT
                                  BALANCED FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                 The Brown Capital               75% S&P 500 Total Return
                    Management                      Index / 25% Lehman
                  Balanced Fund                   Gov't/Corp Bond Index
--------------------------------------------------------------------------------

   9/30/92           $10,000                             $10,000
   3/31/93            10,774                              10,840
   9/30/93            11,208                              11,262
   3/31/94            11,297                              11,034
   9/30/94            11,644                              11,459
   3/31/95            12,195                              12,456
   9/30/95            14,593                              14,456
   3/31/96            15,493                              15,859
   9/30/96            16,339                              16,912
   3/31/97            16,579                              18,529
   9/30/97            20,114                              22,773
   3/31/98            22,582                              26,259
   9/30/98            20,940                              24,966
   3/31/99            24,611                              30,669
   9/30/99            23,986                              30,744
   3/31/00            26,635                              35,535
   9/30/00            28,045                              34,573
   3/31/01            23,789                              29,197
   9/30/01            21,083                              27,021
   3/31/02            23,278                              29,456


This graph depicts the performance of The Brown Capital Management Balanced Fund (the "Fund") versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                ---------------- -------------- ----------------
                    One Year       Five Years    Since 9/30/92
                ---------------- -------------- ----------------
                     (2.15)%         7.02 %          9.30 %
                ---------------- -------------- ----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $23,278 - a cumulative total investment return of 132.78% since September 30, 1992.

>> At March 31, 2002, the value of a similar investment in a combined index of 75% S&P Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $29,456 - a cumulative total investment return of 194.56% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 72.31%

      Automobiles & Components - 2.29%
           Harley-Davidson, Inc. .....................................................                  5,650            $   310,920
                                                                                                                         -----------

      Capital Goods - 7.44%
           Equifax Inc. ..............................................................                  9,625                287,788
        (a)Fiserv, Inc. ..............................................................                  5,070                233,169
           General Electric Company ..................................................                  8,765                327,811
           Illinois Tool Works, Inc. .................................................                  2,225                160,979
                                                                                                                         -----------
                                                                                                                           1,009,747
                                                                                                                         -----------
      Commercial Services & Supplies - 2.91%
        (a)Concord EFS, Inc. .........................................................                  7,000                232,750
        (a)Robert Half International Inc. ............................................                  5,500                162,360
                                                                                                                         -----------
                                                                                                                             395,110
                                                                                                                         -----------
      Diversified Financials - 9.10%
           Citigroup Inc. ............................................................                  6,866                340,210
           Mellon Financial Corporation ..............................................                  5,550                214,175
           Merrill Lynch & Company, Inc. .............................................                  3,200                177,216
           T. Rowe Price Group Inc. ..................................................                  4,725                183,944
           USA Education Inc. ........................................................                  3,275                320,295
                                                                                                                         -----------
                                                                                                                           1,235,840
                                                                                                                         -----------
      Food & Drug Retailing - 2.89%
        (a)Safeway Inc. ..............................................................                  6,200                279,124
           Walgreen Company ..........................................................                  2,900                113,651
                                                                                                                         -----------
                                                                                                                             392,775
                                                                                                                         -----------
      Health Care Equipment & Services - 6.25%
           AmerisourceBergen Corporation .............................................                  1,900                129,770
           Applera Corporation - Applied Biosystems Group ............................                  3,100                 69,285
           Cardinal Health, Inc. .....................................................                  3,537                250,738
        (a)Health Management Associates, Inc. ........................................                  9,300                192,789
           Medtronic, Inc. ...........................................................                  2,300                103,983
           Stryker Corporation .......................................................                  1,700                102,527
                                                                                                                         -----------
                                                                                                                             849,092
                                                                                                                         -----------
      Hotels, Restaurants, & Leisure - 0.89%
           Carnival Corporation ......................................................                  3,700                120,916
                                                                                                                         -----------

      Insurance - 0.58%
           American International Group, Inc. ........................................                  1,100                 79,343
                                                                                                                         -----------





                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Pharmaceuticals & Biotechnology - 4.02%
           Johnson & Johnson ........................................................                   3,350            $   217,582
           Merck & Company, Inc. ....................................................                   2,600                149,708
           Pfizer Inc. ..............................................................                   4,500                178,830
                                                                                                                         -----------
                                                                                                                            546,120
                                                                                                                         -----------
      Retailing - 12.27%
           Fastenal Company .........................................................                   2,350                177,002
        (a)Kohl's Corporation .......................................................                   4,200                298,830
           The Home Depot, Inc. .....................................................                   8,000                388,880
           The TJX Companies, Inc. ..................................................                   7,600                304,076
           Tiffany & Company ........................................................                   4,700                166,991
           Wal-Mart Stores, Inc. ....................................................                   5,400                330,912
                                                                                                                         -----------
                                                                                                                           1,666,691
                                                                                                                         -----------
      Software & Services - 5.10%
        (a)Amdocs Limited ...........................................................                   4,000                106,600
        (a)Intuit Inc. ..............................................................                   4,200                161,112
        (a)Manugistics Group, Inc. ..................................................                   4,900                105,252
        (a)Microsoft Corporation ....................................................                   5,300                319,643
                                                                                                                         -----------
                                                                                                                             692,607
                                                                                                                         -----------
      Technology Hardware & Equipment - 13.42%
        (a)Altera Corporation .......................................................                   5,700                124,659
        (a)Applied Materials, Inc. ..................................................                   5,800                314,766
        (a)Celestica Inc. ...........................................................                   2,400                 87,024
        (a)Cisco Systems, Inc. ......................................................                  10,900                184,537
        (a)EMC Corporation ..........................................................                  14,500                172,695
        (a)Flextronics International Ltd. ...........................................                   6,300                114,975
           Intel Corporation ........................................................                   5,700                173,337
           International Business Machines Corporation ..............................                   2,400                249,600
        (a)Sun Microsystems, Inc. ...................................................                  10,300                 90,846
           Texas Instruments Incorporated ...........................................                   5,500                182,050
        (a)Xilinx, Inc. .............................................................                   3,200                127,552
                                                                                                                         -----------
                                                                                                                           1,822,041
                                                                                                                         -----------
      Telecommunications Services - 1.71%
           Nokia Oyj - ADR ..........................................................                  11,200                232,624
                                                                                                                         -----------

      Utilities - 3.44%
        (a)Calpine Corporation ......................................................                  17,100                217,170
           Duke Energy Corporation ..................................................                   6,600                249,480
                                                                                                                         -----------
                                                                                                                             466,650
                                                                                                                         -----------

           Total Common Stocks (Cost $9,178,243) ............................................................              9,820,476
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest           Maturity               Value
                                                               Principal            Rate               Date                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 4.84%

      United States Treasury Note .........................    $ 20,000            8.000%            11/15/21            $    24,494
      United States Treasury Note .........................      90,000            6.375%            08/15/02                 91,477
      United States Treasury Note .........................      20,000            6.250%            08/15/23                 20,531
      United States Treasury Note .........................     100,000            7.500%            02/15/05                108,781
      Federal Home Loan Bank ..............................     100,000            0.000%            07/14/17                 30,015
      Federal Home Loan Bank ..............................     100,000            5.330%            05/05/04                102,530
      Federal National Mortgage Association ...............     115,000            6.800%            01/10/03                118,675
      Federal Home Loan Mortgage Company ..................     155,000            5.950%            01/19/06                160,157
                                                                                                                         -----------

           Total U.S. Government Obligations (Cost $639,792) ................................................                656,660
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 16.32%

      Alabama Power Co. ...................................      33,000            7.750%            02/01/23                 33,233
      AT&T Corporation ....................................      75,000            5.625%            03/15/04                 75,094
      Boston Edison Company ...............................      60,000            7.800%            05/15/10                 62,694
      Coca-Cola Co. .......................................     200,000            5.750%            03/15/11                194,500
      Dow Chemical ........................................     170,000            7.375%            11/01/29                173,541
      Dow Chemical Capital Debentures .....................      15,000            9.200%            06/01/10                 17,562
      El Paso Energy ......................................     200,000            6.950%            12/15/07                197,841
      Enron Corporation ...................................     200,000            7.625%            09/10/04                 25,000
      Ford Motor Company ..................................     170,000            6.375%            02/01/29                134,725
      ITT Corporation .....................................      95,000            7.375%            11/15/15                 85,890
      J.P. Morgan Chase & Co. .............................      45,000            6.500%            08/01/05                 45,338
      Merrill Lynch & Co. .................................     160,000            7.150%            07/30/12                160,008
      Pharmacia Corporation ...............................      95,000            6.210%            02/05/08                 96,576
      Nalco Chemical ......................................      50,000            6.250%            05/15/08                 49,538
      Nationsbank Corp. ...................................      15,000            6.875%            02/15/05                 15,769
      Procter & Gamble ....................................     100,000            6.600%            12/15/04                105,500
      R.J. Reynolds Tobacco Holdings, Inc. ................      30,000            8.750%            04/15/04                 31,125
      Rouse Company .......................................      35,000            8.500%            01/15/03                 36,149
      Safeway, Inc. .......................................     170,000            6.150%            03/01/06                172,177
      Sears Roebuck Acceptance ............................     170,000            7.000%            02/01/11                173,126
      Time Warner Inc. ....................................      35,000            9.150%            02/01/23                 39,462
      U.S.F. & G. Corporation .............................      90,000            7.125%            06/01/05                 94,503
      Wachovia Corp. ......................................     100,000            7.450%            07/15/05                106,625
      Wal-Mart Stores, Inc. ...............................      80,000            8.070%            12/21/12                 90,734
                                                                                                                         -----------

           Total Corporate Obligations (Cost $2,390,227) ....................................................              2,216,710
                                                                                                                         -----------




                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.34%

      Evergreen Select Money Market Fund Class IS #695 ................................               250,923            $   250,923
      Evergreen Select Money Market Fund Class I #495 .................................               610,286                610,286
                                                                                                                         -----------

           Total Investment Companies (Cost $861,209) .......................................................                861,209
                                                                                                                         -----------

Total Value of Investments (Cost $13,069,471 (b)) .....................................                 99.81 %          $13,555,055
Other Assets Less Liabilities .........................................................                  0.19 %               25,407
                                                                                                       ------            -----------
      Net Assets ......................................................................                100.00 %          $13,580,462
                                                                                                       ======            ===========



      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 1,718,722
           Unrealized depreciation ..........................................................................            (1,233,138)
                                                                                                                        -----------

                      Net unrealized appreciation ...........................................................           $   485,584
                                                                                                                        ===========




      The following acronym is used in this portfolio:

           ADR - American Depository Receipt

















See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $13,069,471) ........................................................                $ 13,555,055
      Cash ............................................................................................                       3,737
      Income receivable ...............................................................................                      60,633
      Receivable for investments sold .................................................................                      69,972
      Prepaid expenses ................................................................................                       2,340
                                                                                                                       ------------

           Total assets ...............................................................................                  13,691,737
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      24,328
      Payable for investment purchases ................................................................                      86,947
                                                                                                                       ------------

           Total liabilities ..........................................................................                     111,275
                                                                                                                       ------------

NET ASSETS
      (applicable to 898,270 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 13,580,462
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
      INSTITUTIONAL CLASS SHARE
      ($13,580,462 / 898,270 shares) ..................................................................                $      15.12
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 13,888,403
      Accumulated net realized loss on investments ....................................................                    (793,525)
      Net unrealized appreciation on investments ......................................................                     485,584
                                                                                                                       ------------
                                                                                                                       $ 13,580,462
                                                                                                                       ============




















See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT INCOME

      Income
           Interest ......................................................................................                $ 208,566
           Dividends .....................................................................................                   80,316
                                                                                                                          ---------

               Total income ..............................................................................                  288,882
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   85,866
           Fund administration fees (note 2) .............................................................                   23,118
           Custody fees ..................................................................................                    6,285
           Registration and filing administration fees (note 2) ..........................................                    4,310
           Fund accounting fees (note 2) .................................................................                   28,321
           Audit fees ....................................................................................                   16,904
           Legal fees ....................................................................................                    6,901
           Securities pricing fees .......................................................................                    8,587
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                    1,013
           Shareholder servicing expenses ................................................................                    4,508
           Registration and filing expenses ..............................................................                    8,140
           Printing expenses .............................................................................                    4,026
           Trustee fees and meeting expenses .............................................................                    3,985
           Other operating expenses ......................................................................                    5,301
                                                                                                                          ---------

               Total expenses ............................................................................                  225,265
                                                                                                                          ---------

                    Less investment advisory fees waived (note 2) ........................................                  (66,738)
                                                                                                                          ---------

               Net expenses ..............................................................................                  158,527
                                                                                                                          ---------

                    Net investment income ................................................................                  130,355
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (753,109)
      Increase in unrealized appreciation on investments .................................................                  340,838
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (412,271)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ......................................                $(281,916)
                                                                                                                          =========







See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment income .............................................................       $   130,355          $   135,327
         Net realized (loss) gain from investment transactions .............................          (753,109)              25,385
         Increase (decrease) in unrealized appreciation on investments .....................           340,838           (1,756,809)
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .........................          (281,916)          (1,596,097)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income .............................................................          (132,162)            (136,164)
         Net realized gain from investment transactions ....................................              (260)            (442,388)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ..........................          (132,422)            (578,552)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............           596,275            1,294,702
                                                                                                   -----------          -----------

                     Total increase (decrease) in net assets ...............................           181,937             (879,947)

NET ASSETS

     Beginning of year .....................................................................        13,398,525           14,278,472
                                                                                                   -----------          -----------

     End of year (including undistributed net investment income of $1,777 in 2001) .........       $13,580,462          $13,398,525
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                               Year ended
                                                                   March 31, 2002                           March 31, 2001

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................      76,717          $ 1,170,855               89,795          $ 1,598,104

Shares issued for reinvestment of distributions ........       8,707              130,366               32,611              577,394
                                                         -----------          -----------          -----------          -----------

                                                              85,424            1,301,221              122,406            2,175,498

Shares redeemed ........................................     (45,232)            (704,946)             (49,067)            (880,796)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................      40,192          $   596,275               73,339          $ 1,294,702
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     15.61    $     18.20    $     17.78    $     16.83    $     13.60

      (Loss) income from investment operations
           Net investment income ........................         0.15           0.16           0.10           0.13           0.17
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.49)         (2.04)          1.34           1.39           4.65
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.34)         (1.88)          1.44           1.52           4.82
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net investment income ........................        (0.15)         (0.16)         (0.10)         (0.13)         (0.17)
           Net realized gain from investment transactions        (0.00)         (0.55)         (0.92)         (0.44)         (1.42)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.15)         (0.71)         (1.02)         (0.57)         (1.59)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................    $   15.12    $     15.61    $     18.20    $     17.78    $     16.83
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (2.15)%       (10.69)%         8.22 %         8.99 %        36.19 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $13,580,462    $13,398,525    $14,278,472    $ 9,602,904    $ 6,077,737
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.71 %         1.54 %         1.59 %         2.11 %         2.22 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees          0.48 %         0.59 %         0.21 %        (0.17)%         0.05 %
           After expense reimbursements and waived fees           0.99 %         0.92 %         0.60 %         0.74 %         1.08 %

      Portfolio turnover rate ...........................        27.95 %        46.05 %        45.01 %        58.38 %        33.54 %


See accompanying notes to financial statements


                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Balanced Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          The Fund has capital loss carryforwards for federal income tax purposes of $466,335 which expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

     The Advisor intends to voluntarily waive a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $66,738 ($0.08 per share) for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,771,619 and $3,539,743, respectively, for the year ended March 31, 2002.

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Balanced Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002




__________
Deloitte
Touche
Tohmatsu
__________

Equity Fund

Performance

For the calendar year 2001, your Equity Fund posted a second consecutive year of performance in the top two quartiles of Morningstar's Large Cap Growth Category. While also outpacing the Russell 1000 Growth for the second year in a row, we trailed the S&P 500, your Fund's primary unmanaged benchmark, and the Russell 1000. Last year we contrasted the dramatic turnaround your fund experienced in 2000 following a tumultuous 1999 thanks to our commitment to Growth at a Reasonable Price (GARP) investing. After a 2001 marked by incredible tragedy on September 11 and significant market volatility, our steadfast commitment to our GARP discipline again resulted in competitive returns. The same theme continues in 2002 as the first quarter marks outperformance against most major peer groups and unmanaged indices.

Benchmark Insights

The mutual fund world today is comprised of 14,928 products making it a very crowded marketplace. Recognizing the challenges that face consumers in the evaluation and selection of these products, rating agencies such as Morningstar and Lipper became prominent "impartial" third-parties attempting to best characterize "like" funds, objectives, characteristics and performance. While many mutual funds benefited from their ratings and characterizations, your Equity Fund does not. Brown Capital Management manages the Equity Fund in the same manner it does institutional accounts for some of the nation's most sophisticated clientele. We seek capital appreciation of assets by investing predominately in large cap securities as indicated by the fund's weighted average market cap, and applying a GARP approach to determine over valuation, fair valuation or under valuation of the growth stocks we manage.

Both criteria often make it difficult to label the fund, particularly by Lipper who considers the fund a Multi-Cap Core Equity Fund, partially defined as "funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time..." Your Equity Fund historically invests no more than 30% of its assets in mid cap securities requiring it to be compared to funds that may invest in any capitalization, including small caps which, after a relatively successful 2001 compared to most equity indices, might explain our lackluster (174 of 467 for one year, 110 of 186 for three years and 110 of 186 for five years) peer group ranking in the Lipper Multi-Cap Growth Fund Universe. Conversely, when compared to the Lipper Large-Cap Growth Fund universe, your Fund would rank, approximately, in the 40th (of 801), 25th (of 500) and 60th (of 303) percentiles respectively, for the one, three and five year periods as of March 31, 2002. Morningstar places your Fund in the Large Cap Growth Category, accurately so in our opinion, and posts peer group performance comparable to that noted versus Lipper's Large Cap Growth Fund Universe.

It is important to note that peer group averages reveal telling information about how money managers, in general, might manage client assets. Turnover of nearly 100% or more, total expense ratios nearing 1.50% and manager tenure of four years or less suggest that your Equity Fund with turnover less than 50% in 2001, a total expense ratio capped at 1.20%, average manager tenure of 6 years at Brown Capital Management, and 18 years of industry experience suggests that qualitatively and quantitatively, your Fund is well-positioned for the future.

Portfolio Review

Your Equity Fund for calendar year 2001 and the fund's fiscal year end, trails the unmanaged S&P 500. While sector allocation contributed favorably to relative performance, stock selection negatively impacted returns resulting in net underperformance for both periods.

For calendar year 2001 at the sector allocation level, we held an overweight allocation to the Consumer Cyclicals sector. Recall that our sector weights are a residual of our bottom-up stock selection process and not a consequence of top-down analysis. The overweight allocation to this sector accounted for our outperformance. We also held an overweight allocation to the Technology sector, which modestly reduced the net positive effect from sector allocation.

Generally,  our stock picks in the Energy and the  Technology  sectors  hindered performance. In the Technology sector, several telecom carrier spending sensitive stocks negatively impacted relative performance. In the Utilities sector, we owned an independent power producer, which adversely impacted relative performance, but avoided Enron and thus the net effect of our stock selection in the Utilities sector was generally modest.

Outlook

In the middle of 2001, we changed our outlook on companies sensitive to telecom carrier spending and sold Corning, Tellabs, ADC Telecommunications, and JDS Uniphase. We continue to hold Calpine in the portfolio, but sold AES completely during the year. The decision to sell was a result of extensive conversations with AES management during which we determined that our fundamental growth thesis had changed to slower and less visible earnings growth. We continue to hold companies exhibiting outsourcing trends that continue to be robust and from which they stand to benefit.

Despite these actions, our focus on the long-term potential of many securities in the portfolios did not change since our last correspondence. While we focus on our performance against unmanaged indices, namely the S&P 500, it is apparent by our peer group rating that our GARP approach remains successful against other large cap growth managers. We remain confident in the long-term benefits of our approach and expect to again deliver competitive returns.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2002


[Line Graph Here]:

--------------------------------------------------------------------------------
                The Brown Capital
                   Management                 S&P 500 Total
                  Equity Fund                 Return Index
--------------------------------------------------------------------------------
   9/30/92          $10,000                     $10,000
   3/31/93           11,122                      10,962
   9/30/93           11,427                      11,300
   3/31/94           11,623                      11,124
   9/30/94           11,972                      11,717
   3/31/95           12,657                      12,855
   9/30/95           15,374                      15,202
   3/31/96           16,486                      16,982
   9/30/96           17,591                      18,293
   3/31/97           17,955                      20,349
   9/30/97           22,658                      25,692
   3/31/98           25,978                      30,116
   9/30/98           23,056                      28,016
   3/31/99           28,404                      35,676
   9/30/99           27,572                      35,806
   3/31/00           32,212                      42,076
   9/30/00           34,288                      40,562
   3/31/01           26,783                      32,956
   9/30/01           22,136                      29,764
   3/31/02           25,719                      33,035


This graph depicts the performance of The Brown Capital Management Equity Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

              ---------------- -------------- -----------------
                  One Year       Five Years     Since 9/30/92
              ---------------- -------------- -----------------
                   (3.97)%          7.45 %          10.45 %
              ---------------- -------------- -----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $25,719 - a cumulative total investment return of 157.19% since September 30, 1992.

>> At March 31, 2002, the value of a similar investment in the S&P 500 Total Return Index would have increased to $33,035 - a cumulative total investment return of 230.35% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 100.19%

      Automobiles & Components - 3.21%
           Harley-Davidson, Inc. .....................................................                  8,300            $   456,749
                                                                                                                         -----------

      Capital Goods - 9.68%
           Equifax Inc. ..............................................................                 12,450                372,255
        (a)Fiserv, Inc. ..............................................................                  7,550                347,224
           General Electric Company ..................................................                  9,700                362,780
           Illinois Tool Works Inc. ..................................................                  4,100                296,635
                                                                                                                         -----------
                                                                                                                           1,378,894
                                                                                                                         -----------
      Commercial Services & Supplies - 3.83%
        (a)Concord EFS, Inc. .........................................................                  9,400                312,550
        (a)Robert Half International Inc. ............................................                  7,900                233,208
                                                                                                                         -----------
                                                                                                                             545,758
                                                                                                                         -----------
      Diversified Financials - 12.45%
           Citigroup Inc. ............................................................                 10,300                510,365
           Mellon Financial Corporation ..............................................                  7,200                277,848
           Merrill Lynch & Company, Inc. .............................................                  4,400                243,672
           T. Rowe Price Group Inc. ..................................................                  6,500                253,045
           USA Education Inc. ........................................................                  5,000                489,000
                                                                                                                         -----------
                                                                                                                           1,773,930
                                                                                                                         -----------
      Food & Drug Retailing - 6.14%
        (a)Safeway Inc. ..............................................................                  8,400                378,168
           Walgreen Company ..........................................................                 12,679                496,890
                                                                                                                         -----------
                                                                                                                             875,058
                                                                                                                         -----------
      Health Care Equipment & Services - 8.44%
           AmerisourceBergen Corporation .............................................                  2,100                143,430
           Applera Corporation - Applied Biosystems Group ............................                  4,300                 96,105
           Cardinal Health, Inc. .....................................................                  5,443                385,854
        (a)Health Management Associates, Inc. ........................................                 13,400                277,782
           Medtronic, Inc. ...........................................................                  3,400                153,714
           Stryker Corporation .......................................................                  2,400                144,744
                                                                                                                         -----------
                                                                                                                           1,201,629
                                                                                                                         -----------
      Hotels Restaurants & Leisure - 1.24%
           Carnival Corporation ......................................................                  5,420                177,126
                                                                                                                         -----------

      Insurance - 2.43%
           American International Group, Inc. ........................................                  4,800                346,224
                                                                                                                         -----------

      Pharmaceuticals & Biotechnology - 5.43%
           Johnson & Johnson .........................................................                  4,700                305,265
           Merck & Co., Inc. .........................................................                  3,800                218,804
           Pfizer Inc. ...............................................................                  6,300                250,362
                                                                                                                         -----------
                                                                                                                             774,431
                                                                                                                         -----------

                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                       Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Retailing - 16.87%
           Fastenal Company ..........................................................                  3,600             $  271,152
        (a)Kohl's Corporation ........................................................                  6,000                426,900
           The Home Depot, Inc. ......................................................                 11,400                554,154
           The TJX Companies, Inc. ...................................................                 10,900                436,109
           Tiffany & Company .........................................................                  7,200                255,816
           Wal-Mart Stores, Inc. .....................................................                  7,500                459,600
                                                                                                                         -----------
                                                                                                                           2,403,731
                                                                                                                         -----------
      Software & Services - 5.42%
        (a)Amdocs Limited ............................................................                  5,900                157,235
        (a)Manugistics Group, Inc. ...................................................                  7,300                156,804
        (a)Microsoft Corporation .....................................................                  7,600                458,356
                                                                                                                         -----------
                                                                                                                             772,395
                                                                                                                         -----------
      Technology Hardware & Equipment - 18.20%
        (a)Altera Corporation ........................................................                  8,600                188,082
        (a)Applied Materials, Inc. ...................................................                  8,300                450,441
        (a)Celestica Inc. ............................................................                  3,300                119,658
        (a)Cisco Systems, Inc. .......................................................                 15,900                269,187
        (a)EMC Corporation ...........................................................                 20,200                240,582
        (a)Flextronics International Ltd. ............................................                  9,300                169,725
           Intel Corporation .........................................................                  8,600                261,526
           International Business Machines Corporation ...............................                  3,200                332,800
        (a)Sun Microsystems, Inc. ....................................................                 14,000                123,480
           Texas Instruments Incorporated ............................................                  7,800                258,180
        (a)Xilinx, Inc. ..............................................................                  4,500                179,370
                                                                                                                         -----------
                                                                                                                           2,593,031
                                                                                                                         -----------
      Telecommunication Services - 2.43%
           Nokia Oyj - ADR ...........................................................                 16,700                346,859
                                                                                                                         -----------

      Utilities - 4.42%
        (a)Calpine Corporation .......................................................                 24,600                312,420
           Duke Energy Corporation ...................................................                  8,400                317,520
                                                                                                                         -----------
                                                                                                                             629,940
                                                                                                                         -----------

           Total Common Stocks (Cost $13,406,797) ...........................................................             14,275,755
                                                                                                                         -----------

INVESTMENT COMPANY - 0.94%

           Evergreen Select Money Market Fund Class I #495 ...........................                134,199                134,199
           (Cost $134,199)                                                                                               -----------




                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                                          (note 1)
------------------------------------------------------------------------------------------------------------------------------------


Total Value of Investments (Cost $13,540,996 (b)) ......................................               101.13 %         $14,409,954
Liabilities In Excess of Other Assets ..................................................                (1.13)%            (160,559)
                                                                                                       ------           -----------
      Net Assets .......................................................................               100.00 %         $14,249,395
                                                                                                       ======           ============

      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $13,543,802. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 2,135,229
           Unrealized depreciation ..........................................................................            (1,269,077)
                                                                                                                        -----------
                      Net unrealized appreciation ...........................................................           $   866,152
                                                                                                                        ===========




      The following acronym is used in this portfolio:
           ADR - American Depository Receipt


























See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $13,540,996) ........................................................                $ 14,409,954
      Income receivable ...............................................................................                       9,412
      Prepaid expenses ................................................................................                       3,429
                                                                                                                       ------------

           Total assets ...............................................................................                  14,422,795
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      18,733
      Payable for investments purchased ...............................................................                     119,552
      Disbursements in excess of cash on demand deposit ...............................................                      35,115
                                                                                                                       ------------

           Total liabilities ..........................................................................                     173,400
                                                                                                                       ------------

NET ASSETS
      (applicable to 803,832 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 14,249,395
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($14,249,395 / 803,832 shares) ..................................................................                $      17.73
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 14,265,003
      Accumulated net realized loss on investments ....................................................                    (884,566)
      Net unrealized appreciation on investments ......................................................                     868,958
                                                                                                                       ------------
                                                                                                                       $ 14,249,395
                                                                                                                       ============





















See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................                $  95,209
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   83,966
           Fund administration fees (note 2) .............................................................                   22,606
           Custody fees ..................................................................................                    7,592
           Registration and filing administration fees (note 2) ..........................................                    4,787
           Fund accounting fees (note 2) .................................................................                   28,292
           Audit fees ....................................................................................                   16,279
           Legal fees ....................................................................................                    5,901
           Securities pricing fees .......................................................................                    4,715
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                    1,752
           Shareholder servicing expenses ................................................................                    4,589
           Registration and filing expenses ..............................................................                   11,908
           Printing expenses .............................................................................                    6,357
           Trustee fees and meeting expenses .............................................................                    3,991
           Other operating expenses ......................................................................                    5,109
                                                                                                                          ---------

               Total expenses ............................................................................                  225,844
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ......................................................                   (2,016)
                    Investment advisory fees waived (note 2) .............................................                  (68,900)
                                                                                                                          ---------

               Net expenses ..............................................................................                  154,928
                                                                                                                          ---------

                    Net investment loss ..................................................................                  (59,719)
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (788,794)
      Increase in unrealized appreciation on investments .................................................                  580,873
                                                                                                                          ---------

           Net realized and unrealized loss on investments ...............................................                 (207,921)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ......................................                $(267,640)
                                                                                                                          =========








See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended           Year ended
                                                                                                     March 31,            March 31,
                                                                                                       2002                 2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (59,719)         $   (42,593)
         Net realized (loss) gain from investment transactions .............................          (788,794)             134,780
         Increase (decrease) in unrealized appreciation on investments .....................           580,873           (2,159,647)
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .........................          (267,640)          (2,067,460)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................           (27,840)            (979,779)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............         3,822,594            3,375,327
                                                                                                   -----------          -----------

                     Total increase in net assets ..........................................         3,527,114              328,088

NET ASSETS

     Beginning of year .....................................................................        10,722,281           10,394,193
                                                                                                   -----------          -----------

     End of year ...........................................................................       $14,249,395          $10,722,281
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                                Year ended
                                                                   March 31, 2002                            March 31, 2001

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------
Shares sold ............................................     295,454          $ 5,091,792              147,768          $ 3,299,755

Shares issued for reinvestment of distributions ........       1,535               27,223               41,642              949,880
                                                         -----------          -----------          -----------          -----------

                                                             296,989            5,119,015              189,410            4,249,635

Shares redeemed ........................................     (72,911)          (1,296,421)             (38,095)            (874,308)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     224,078          $ 3,822,594              151,315          $ 3,375,327
                                                         ===========          ===========          ===========          ===========






See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                               2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     18.49    $     24.26    $     23.24    $     21.87    $     16.61

      (Loss) income from investment operations
           Net investment loss ..........................        (0.07)         (0.07)         (0.09)         (0.08)         (0.03)
           Net realized and unrealized (loss) gain
               on investments ...........................        (0.66)         (3.67)          3.13           2.14           7.31
                                                           -----------    -----------    -----------    -----------    -----------

               Total from investment operations .........        (0.73)         (3.74)          3.04           2.06           7.28
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.03)         (2.03)         (2.02)         (0.69)         (1.98)
           Distributions in excess of net realized gains          0.00           0.00           0.00           0.00          (0.04)
                                                           -----------    -----------    -----------    -----------    -----------

               Total distributions ......................        (0.03)         (2.03)         (2.02)         (0.69)         (2.02)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $     17.73    $     18.49    $     24.26    $     23.24    $     21.87
                                                           ===========    ===========    ===========    ===========    ===========

Total return ............................................        (3.97)%       (16.85)%        13.41 %         9.34 %        44.68 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $14,249,395    $10,722,281    $10,394,193    $ 9,822,169    $ 8,149,770
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.75 %         1.75 %         1.75 %         1.88 %         1.98 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %         1.20 %         1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.01)%        (0.93)%        (0.95)%        (1.07)%        (0.94)%
           After expense reimbursements and waived fees          (0.46)%        (0.37)%        (0.40)%        (0.39)%        (0.16)%

      Portfolio turnover rate ...........................        34.62 %        57.18 %        52.09 %        67.43 %        38.42 %


See accompanying notes to financial statements


                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown  Capital  Management  Equity  Fund (the  "Fund"),  an  open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class Shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class Shares, was authorized. To date, only Institutional Class Shares have been issued by the Fund. The Institutional Class Shares are sold without a sales charge and bear no distribution and service fees. The Investor Class Shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          The Fund has capital loss carryforwards for federal income tax purposes of $511,916 which expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



          As a result of the Fund's operating net investment loss, a reclassification adjustment of $59,719 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $68,900 ($0.10 per share) and has reimbursed expenses in the amount of $2,016 for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $8,484,743 and $4,311,223, respectively, for the year ended March 31, 2002.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

     For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $0.03 per share in distributions for the year ended March 31, 2002, $0.03 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Equity Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche




INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002






__________
Deloitte
Touche
Tohmatsu
__________

Small Company Fund

Performance

Your Small Company Fund continues to post superior performance against relevant unmanaged indices and peer groups for the calendar year 2001 and the fund's fiscal year end, March 31, 2002. Your fund outpaced the unmanaged Russell 2000 and Russell 2000 Growth by 11.74% and 20.77%, respectively at the fund's fiscal year-end and also upended the Lipper Small Cap Growth Average by 19.99% and Morningstar's Small Growth Category Average by 17.11%. While performance is responsible for much of the fund's growth and recognition, it is an underlying commitment to small company, not small capitalization, investing that is responsible for your fund's strong track record.

Importantly, there are other characteristics that contribute favorably to your fund's success. Lipper's Small Cap Growth Equity and Morningstar's Small Cap
Growth Category averages provide almost identical total expense ratios and portfolio turnover at approximately 1.60% and over 140%, respectively. Your fund boasts an expense ratio, thanks to fund flows and appreciation, under 1.20% from nearly 1.35% one year ago. Importantly, turnover in the fund in 2001 was 8% proving that frequent trading and activity does not necessarily result in great returns. We dedicate significant time unearthing exceptional small companies with the wherewithal to become exceptional large companies. We are investors, not traders seeking short-term performance. It is our belief that the long-term potential of these organizations far outweighs the periodic short-term gain that might occur when a small company is discovered by Wall Street, or loss potentially associated with an "earnings disappointment."

Portfolio Review

We do not manage to a benchmark, so no particular sector(s) contributed to your Fund's outperformance of the unmanaged indices or peer group. We believe that early identification of exceptional small companies delivers significant potential for above-average long-term investment returns. Consistent with this orientation, holdings in your fund, including, Axciom Corporation (1.9%), Bisys (2.2%), Catalina Marketing (3.0%), Cheesecake Factory (2.0%) and Techne Corp (2.2%) were also in the portfolio in 1995. In addition, Diagnostic Products (1.7%) and Fair Issac & Co (2.9%) were holdings within months of your fund's inception. We continue to invest in these companies because, in our minds, they remain exceptional despite what some might deem significant "price movement." As bottom-up managers, if the fundamentals remain sound we are confident that many companies in your portfolio will overcome short-term "stumbles."

Cash flow in the fund through calendar year 2001 averaged nearly $16 million per month and now, with over $400 million under management, recognize that we must close the fund to ensure our investment approach does not change for current shareholders. Our goal is to close your fund to outside investors when it reaches $500 million and remain open to current shareholders. An issue arises when evaluating total assets in our Small Company Service, which includes our institutional separate account relationships as well as your fund. To maintain consistency in our approach for all investors, we can not exceed $2.5 billion in the Service. We are considering a "hard close," an industry term meaning the fund would be closed to everyone, including current shareholders, should mutual fund flows prevent the Small Company Service from investing in a manner consistent with our investment guidelines.

Investment Outlook

Your fund's popularity is both a blessing and a curse. We are pleased with the cash flows that reduced your total expense ratio and long-term performance since our approach seeks to reward long-term investors. We are concerned with your fund's notoriety, as evidenced by feature articles in Investor's Business Daily, Kiplinger, Smart Money and The New York Times. It is very difficult to quantify in an article, of any length, how we invest. Readers, who may become shareholders, are often attracted by performance only and, following one of these articles, feel informed enough to invest. We know that the writers of these articles agree that greater due diligence is necessary before investing in a fund. Consistent with our outlook, we trust that the recent past does not shape shareholder expectations. We mentioned last year that expectations of 20% returns were not sustainable and the markets would generate more normal "10%-12%" returns going forward. As bottom-up managers, we can not determine how the "small cap" universe looks going forward, but support the belief that a "U-shaped" recover is likely. We remain confident in the long-term prospects of the small companies in your portfolio.

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                     Performance Update - $10,000 Investment

             For the period from December 31, 1992 to March 31, 2002


[Line Graph Here]:
--------------------------------------------------------------------------------
                The Brown Capital
                 Management Small        Russell 2000          Russell 2000
                   Company Fund             Index              Growth Index
--------------------------------------------------------------------------------
  12/31/92           $10,000               $10,000               $10,000
   3/31/93             9,877                10,371                 9,821
   9/30/93            10,325                11,445                11,047
   3/31/94            10,311                11,360                10,875
   9/30/94            10,307                11,589                11,142
   3/31/95            12,066                11,816                11,669
   9/30/95            14,266                14,164                14,285
   3/31/96            16,048                15,188                15,329
   9/30/96            17,098                16,020                16,086
   3/31/97            16,299                15,973                14,437
   9/30/97            20,860                21,300                19,843
   3/31/98            23,119                22,695                20,381
   9/30/98            19,841                17,275                14,915
   3/31/99            21,670                19,020                18,131
   9/30/99            25,539                20,579                19,781
   3/31/00            38,757                26,137                28,836
   9/30/00            42,116                25,439                25,649
   3/31/01            34,380                22,156                17,356
   9/30/01            36,267                20,080                14,726
   3/31/02            43,224                25,290                18,215


This graph depicts the performance of The Brown Capital Management Small Company Fund (the "Fund") versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ---------------- ---------------- ----------------
                   One Year        Five Years     Since 12/31/92
               ---------------- ---------------- ----------------
                    25.72 %          21.54 %          17.14 %
               ---------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

>> At March 31, 2002, the value of the Fund would have increased to $43,224 - a cumulative total investment return of 332.24% since December 31, 1992.

>> At March 31, 2002, the value of a similar investment in the Russell 2000 Index would have increased to $25,290 - a cumulative total investment return of 152.90%; and a similar investment in the Russell 2000 Growth Index would have increased to $18,215 - a cumulative total investment return of 82.15% since December 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.64%

      Business Services - 23.05%
        (a)Acxiom Corporation ..................................................                   450,000              $  7,713,000
        (a)Catalina Marketing Corporation ......................................                   337,800                12,329,700
           Fair, Isaac and Company, Incorporated ...............................                   187,700                11,898,303
        (a)Manugistics Group, Inc. .............................................                 1,040,600                22,352,088
        (a)Nuance Communications Inc. ..........................................                   687,639                 4,696,574
        (a)Peregrine Systems, Inc. .............................................                    54,075                   514,794
        (a)Professional Detailing, Inc. ........................................                   445,900                 7,562,464
        (a)QRS Corporation .....................................................                   650,050                 7,670,590
        (a)SPSS Inc. ...........................................................                   375,900                 6,593,286
        (a)SpeechWorks International Inc. ......................................                   652,100                 5,112,464
        (a)Transaction Systems Architects, Inc. ................................                   760,771                 8,672,789
                                                                                                                        ------------
                                                                                                                          95,116,052
                                                                                                                        ------------
      Consumer Related - 5.77%
        (a)Green Mountain Coffee, Inc. .........................................                   180,097                 3,738,814
        (a)Panera Bread Company ................................................                   130,800                 8,333,268
        (a)Restoration Hardware, Inc. ..........................................                   298,400                 3,730,000
        (a)The Cheesecake Factory Incorporated .................................                   216,850                 8,001,765
                                                                                                                        ------------
                                                                                                                          23,803,847
                                                                                                                        ------------
      Industrial Products - 8.61%
        (a)ANSYS, Inc. .........................................................                   270,170                 7,321,607
        (a)Cognex Corporation ..................................................                   383,000                11,129,980
        (a)CUNO Incorporated ...................................................                   184,200                 6,837,504
        (a)Flow International Corporation ......................................                   150,300                 1,469,934
        (a)Symyx Technologies ..................................................                   424,547                 8,766,896
                                                                                                                        ------------
                                                                                                                          35,525,921
                                                                                                                        ------------
      Information / Knowledge - 21.96%
        (a)Advent Software, Inc. ...............................................                   170,100                10,063,116
        (a)American Software, Inc. .............................................                   150,300                   534,918
        (a)Concord Communications, Inc. ........................................                   576,200                12,186,630
        (a)Datastream Systems, Inc. ............................................                   438,500                 3,946,500
        (a)Dendrite International, Inc. ........................................                   585,650                 6,266,455
        (a)Manhattan Associates, Inc. ..........................................                   310,100                11,814,810
        (a)Medialink Worldwide Incorporated ....................................                   193,800                   525,392
        (a)Molecular Devices Corporation .......................................                   483,400                 8,783,378
        (a)NetScout Systems, Inc. ..............................................                   799,300                 5,722,988
        (a)RadiSys Corporation .................................................                   450,700                 8,117,107
        (a)The BISYS Group, Inc. ...............................................                   261,000                 9,200,250
        (a)Tollgrade Communications, Inc. ......................................                   389,900                 9,556,449
        (a)Tripos, Inc. ........................................................                   148,900                 3,898,202
                                                                                                                        ------------
                                                                                                                          90,616,195
                                                                                                                        ------------



                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical / Health Care - 21.15%
        (a)Affymetrix, Inc. ....................................................                   355,500              $ 10,302,390
        (a)BioReliance Corporation .............................................                   124,800                 2,862,912
        (a)Cerner Corporation ..................................................                    43,900                 2,094,469
           Diagnostic Products Corporation .....................................                   161,100                 6,957,909
        (a)Dionex Corporation ..................................................                   309,700                 7,535,001
        (a)FEI Company .........................................................                   190,800                 6,782,940
        (a)Gene Logic Inc. .....................................................                   695,500                13,534,430
        (a)Human Genome Sciences, Inc. .........................................                   307,200                 6,693,888
        (a)Incyte Genomics, Inc. ...............................................                   601,000                 7,151,900
        (a)Pharmacopeia, Inc. ..................................................                   483,453                 6,434,759
        (a)Specialty Laboratories, Inc. ........................................                   330,300                 7,890,867
        (a)Techne Corporation ..................................................                   328,700                 9,062,259
                                                                                                                        ------------
                                                                                                                          87,303,724
                                                                                                                        ------------
      Pharamaceuticals - 10.10%
        (a)aaiPharma Inc. ......................................................                   378,591                13,606,560
        (a)Albany Molecular Research, Inc. .....................................                   472,200                11,318,634
        (a)Kendle International Inc. ...........................................                   163,500                 3,039,465
        (a)King Pharmaceuticals, Inc. ..........................................                   218,790                 7,659,838
        (a)Medicis Pharmaceutical Corporation ..................................                   109,000                 6,049,500
                                                                                                                        ------------
                                                                                                                          41,673,997
                                                                                                                        ------------

           Total Common Stocks (Cost $325,818,573) .......................................................               374,039,736
                                                                                                                        ------------

COMMERCIAL PAPER - 3.77%                                                                        Principal
                                                                                                ---------

           American General - 1.77%, due 04/03/02 ..............................                $2,537,000                 2,537,000
           General Electric Credit Corp. - 1.80%, due 04/04/02 .................                 9,319,000                 9,319,000
           General Electric Credit Corp. - 1.75%, due 04/05/02 .................                 3,717,000                 3,717,000
                                                                                                                        ------------

           Total Commercial Paper (Cost $15,573,000) .....................................................                15,573,000
                                                                                                                        ------------

INVESTMENT COMPANIES - 8.84%                                                                      Shares
                                                                                                  ------

      Evergreen Select Money Market Fund Class IS #695 .........................                18,244,903                18,244,903
      Evergreen Select Money Market Fund Class I #495 ..........................                18,244,904                18,244,904
                                                                                                                        ------------

           Total Investment Companies (Cost $36,489,807) .................................................                36,489,807
                                                                                                                        ------------




                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002




Total Value of Investments (Cost $377,881,380 (b)) .............................                    103.25 %           $426,102,543
Liabilities in Excess of Other Assets ..........................................                     (3.25)%            (13,408,943)
                                                                                                    ------             -------------
      Net Assets ...............................................................                    100.00 %           $412,693,600
                                                                                                    ======             ============




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .......................................................................             $ 78,875,820
           Unrealized depreciation .......................................................................              (30,654,657)
                                                                                                                       ------------

                      Net unrealized appreciation ........................................................             $ 48,221,163
                                                                                                                       ============





























See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $377,881,380) .......................................................                 $426,102,543
      Cash ............................................................................................                      275,747
      Income receivable ...............................................................................                       59,682
      Receivable for fund shares sold .................................................................                    4,372,230
      Prepaid expenses ................................................................................                        6,998
                                                                                                                        ------------

           Total assets ...............................................................................                  430,817,200
                                                                                                                        ------------

LIABILITIES
      Accrued expenses ................................................................................                       64,798
      Payable for investment purchases ................................................................                   16,913,553
      Payable for fund shares redeemed ................................................................                    1,110,138
      Other liabilities ...............................................................................                       35,111
                                                                                                                        ------------

           Total liabilities ..........................................................................                   18,123,600
                                                                                                                        ------------

NET ASSETS
      (applicable to 12,168,354 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                 $412,693,600
                                                                                                                        ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($412,693,600 / 12,168,354 shares) ..............................................................                 $      33.92
                                                                                                                        ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $364,472,437
      Net unrealized appreciation on investments ......................................................                   48,221,163
                                                                                                                        ------------
                                                                                                                        $412,693,600
                                                                                                                        ============



















See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT LOSS

      Income
           Interest ....................................................................................               $    334,672
           Dividends ...................................................................................                    700,016
                                                                                                                       ------------

               Total income ............................................................................                  1,034,688
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                  2,543,753
           Fund administration fees (note 2) ...........................................................                    329,375
           Custody fees ................................................................................                     54,912
           Registration and filing administration fees (note 2) ........................................                      8,191
           Fund accounting fees (note 2) ...............................................................                     52,437
           Audit fees ..................................................................................                     15,346
           Legal fees ..................................................................................                      7,977
           Securities pricing fees .....................................................................                      4,415
           Shareholder recordkeeping fees ..............................................................                     19,025
           Shareholder servicing expenses ..............................................................                     18,057
           Registration and filing expenses ............................................................                     30,123
           Printing expenses ...........................................................................                     46,285
           Trustee fees and meeting expenses ...........................................................                      3,993
           Other operating expenses ....................................................................                     15,095
                                                                                                                       ------------

               Total expenses ..........................................................................                  3,148,984
                                                                                                                       ------------

                    Net investment loss ................................................................                 (2,114,296)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ...................................................                  3,920,857
      Decrease in unrealized depreciation on investments ...............................................                 51,099,604
                                                                                                                       ------------

           Net realized and unrealized gain on investments .............................................                 55,020,461
                                                                                                                       ------------

               Net increase in net assets resulting from operations ....................................               $ 52,906,165
                                                                                                                       ============












See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended          Year ended
                                                                                                     March 31,           March 31,
                                                                                                       2002                2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .............................................................         $ (2,114,296)       $   (209,130)
         Net realized gain from investment transactions ..................................            3,920,857             212,134
         Increase (decrease) in unrealized depreciation on investments ...................           51,099,604         (19,699,907)
                                                                                                   ------------        ------------

              Net increase (decrease) in net assets resulting from operations ............           52,906,165         (19,696,903)
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................           (2,098,511)         (3,819,069)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ............          223,203,778         101,178,507
                                                                                                   ------------        ------------

                     Total increase in net assets ........................................          274,011,432          77,662,535

NET ASSETS

     Beginning of year ...................................................................          138,682,168          61,019,633
                                                                                                   ------------        ------------

     End of year .........................................................................         $412,693,600        $138,682,168
                                                                                                   ============        ============


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                       Year ended                              Year ended
                                                                     March 31, 2002                          March 31, 2001

                                                               Shares              Value               Shares              Value
                                                           -------------------------------------------------------------------------

Shares sold ............................................     12,991,963        $410,624,636           3,842,321        $119,213,086

Shares issued for reinvestment of distributions ........         59,856           2,041,702             119,386           3,654,372
                                                           ------------        ------------        ------------        ------------

                                                             13,051,819         412,666,338           3,961,707         122,867,458

Shares redeemed ........................................     (5,991,057)       (189,462,560)           (735,875)        (21,688,951)
                                                           ------------        ------------        ------------        ------------

     Net increase ......................................      7,060,762        $223,203,778           3,225,832        $101,178,507
                                                           ============        ============        ============        ============






See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year ended     Year ended     Year ended     Year ended     Year ended
                                                            March 31,      March 31,      March 31,      March 31,      March 31,
                                                              2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .....................  $      27.15   $      32.43   $      19.48   $      21.02   $      15.01

      Income (loss) from investment operations
           Net investment loss .........................         (0.17)         (0.04)         (0.18)         (0.12)         (0.11)
           Net realized and unrealized gain (loss)
               on investments ..........................          7.16          (3.43)         15.25          (1.19)          6.36
                                                          ------------   ------------   ------------   ------------   ------------

               Total from investment operations ........          6.99          (3.47)         15.07          (1.31)          6.25
                                                          ------------   ------------   ------------   ------------   ------------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.22)         (1.81)         (2.12)         (0.23)         (0.24)
                                                          ------------   ------------   ------------   ------------   ------------

Net asset value, end of year ...........................  $      33.92   $      27.15   $      32.43   $      19.48   $      21.02
                                                          ============   ============   ============   ============   ============

Total return ...........................................         25.72 %       (11.29)%        78.85 %        (6.27)%        41.84 %
                                                          ============   ============   ============   ============   ============

Ratios/supplemental data
      Net assets, end of year ..........................  $412,693,600   $138,682,168   $ 61,019,633   $ 24,077,585   $ 11,565,944
                                                          ============   ============   ============   ============   ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.24 %         1.35 %         1.48 %         1.85 %         2.05 %
           After expense reimbursements and waived fees           1.24 %         1.35 %         1.43 %         1.50 %         1.50 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (0.83)%        (0.23)%        (0.99)%        (1.33)%        (1.23)%
           After expense reimbursements and waived fees          (0.83)%        (0.23)%        (0.94)%        (0.98)%        (0.68)%

      Portfolio turnover rate ..........................          7.34 %         7.57 %        28.26 %        29.45 %        11.64 %




See accompanying notes to financial statements


                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Small Company Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was re-designated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,114,296 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, therefore, decreasing paid-in capital in the amount of $867,636 and decreasing undistributed net realized gains in the amount of $1,246,660.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $216,066,311 and $16,965,081, respectively, for the year ended March 31, 2002.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

     For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $0.22 per share in distributions for the year ended March 31, 2002, $0.22 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Small Company Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002








__________
Deloitte
Touche
Tohmatsu
__________

International Equity Fund

Performance

Your International Equity Fund posted another year of solid returns outpacing both unmanaged, Morgan Stanley Capital International (MSCI) Europe Australia Far East (EAFE) and MSCI All-Country World ex US Indices, and peer group indices (Lipper International Funds Universe - 40th percentile (308 of 771)) for the fund's fiscal year, ending March 31, 2002. As noted last year, we would never be happy with a negative return, but it is increasingly apparent, as the fund nears a three-year track record, that Growth at a Reasonable Price (GARP) investing can be successfully applied abroad. Your fund will not be "rated" by Morningstar until the end of May, but continues to earn high marks among Lipper International Fund peers ranking in the 40th and 18th (117 of 650) percentile for the one and two year periods ending March 31, 2002, respectively.

Benchmark Insights

The MSCI EAFE Index, like its domestic counterpart the S&P 500, is a familiar measure of equity markets abroad. This benchmark, the only one of its kind for many years, retains a very strong "brand" as evidenced by its frequent use in the evaluation of most products that invest internationally. Despite its popularity, many international managers prefer the MSCI All-Country World ex US since it is more inclusive of other countries, such as Canada and many emerging markets. Thanks to the strength of MSCI EAFE's "brand", the index will continue to appear in our materials, but as informed shareholders seeking the best means of comparison, we also urge you to consider the All-Country World ex US Index.

Portfolio Review

One quickly learns, when competing against the likes of Babe Ruth, Michael Jordan or Tiger Woods, that no matter how hard one tries, you could never stop them; only hope to contain them.

In much the same way that these athletes dominate the athletic universe, the US economy is often the "Tiger Woods" of the global economic landscape. As the major engine of growth, the United States is anchoring the global, cyclical recovery that is underway. You can not stop the global recovery, you can only hope to contain it! The primary factor behind this turnaround appears to be an improvement in global industrial activity. Industrial surveys in the US, Europe and most of Asia generally improved relative to the end of 2001 and are now consistent with an emergence from recession. Simultaneously, there appears to be a recovery in world trade that is generally positive for those countries with a relatively sizeable industrial sector - Germany, Japan, South Korea, and Singapore. Underscoring this is a dramatic turnaround in the inventory cycle, particularly in the US.

The good news appears to be that there is, at least, a short-term reaction to the aggressive loosening of monetary policy seen around the world during the course of 2001. The turnaround in inventories is, perhaps, the most visible manifestation of the benefits associated with lower interest rates. There also appears to be increasing stability in areas of the world that once responded less favorably; case and point, the once mighty Japan.

But as the "Tiger Woods" of the global economy tries to score its points, opposing players are doing their best to prevent further gains by introducing intrusive strategies: lack of confidence, macrofinancial imbalances, and geopolitical instability:

o Lack of confidence - this characteristic is pervasive in many facets of the market, including a lack of confidence in overall corporate disclosure, corporate earnings and share price performance. It seems a day does not go by without news that the SEC is investigating yet another organization or a company is restating earnings. Now altered in the minds of investors are the legitimacy and objectivity of the accounting profession.

o Macrofinancial Imbalance - as the earnings recovery takes time returning to a reasonably healthy pace, we expect investors to focus on the health of corporate balance sheets. Global corporations are very indebted and reducing debt levels is the obvious destination of the large majority of free cash flow. One can only hope that interest rates do not rise faster than corporate profits. As GARP investors with a fundamental analysis approach to investing, Brown Capital Management (BCM) always pays diligent attention to the health of the balance sheets of the growth companies in which it invests. For the sake of the market, one can also hope that interest rates do not rise faster than personal income and employment levels. Worldwide, particularly in the US, consumers have reached all-time debt levels, which can be supported by low interest rates. But a persistent lack of savings discipline is eventually going to lead to the need for a structural reform in the US economy. At the end of 2001, in the US, the world's largest consumer market, the consumer debt-to-disposable income ratio reached its highest level ever with $22 being borrowed for every $1 of disposable income!

o Geopolitical instability - in the Middle East, the persistent instability that existed well before September 11th is worsening, increasing discussions about the enactment of an oil embargo. At the time of this writing, oil prices have increased 40% over the course of the last 2 months.

On a regional basis, what should one expect? In Euroland, following a weak start, we believe GDP growth is likely to pick up over the course of this year on the back of low, yet bumpy, inflation, help from past monetary policy easing, and firmer export demand. Europe accounts for roughly 2/3 of the fund's international exposure. One of our featured holdings is The Netherlands's Akzo Nobel (2.3%) that produces and markets chemicals, coatings, and pharmaceuticals. As a recognized specialty chemicals company, this company is oftentimes lobbed into the overall chemical companies category which typically is not afforded a very high earnings multiple. However, Akzo concentrates on higher-margin chemicals and an ever-increasing proprietary pharmaceuticals portfolio of products that now accounts for 52% of operating earnings.

In Asia, the production/inventory cycle is finally improving due to the rising export market. However, its sustainability remains in question due to weakness in domestic demand, especially in Japan where retail sales are at a 14-year low. With various structural reform measures beginning to take shape (albeit minimal thus far), further deflation and deceleration in economic activity is always a risk for this country in particular. Your fund is relatively underweight in Asia, primarily because of a single-digit exposure to Japan. It is very difficult to identify GARP ideas in Japan because either few companies/industries will experience sustainable growth in the long run and/or valuations remain very expensive despite the country's persistent weak performance over the course of the last 12 years. Despite the fact that Japan's Nikkei 225 Index is down fully 70% from its peak in 1989, its price-to-earnings ratio is 306x next year's earnings! By contrast, the Bloomberg European Index is trading at 23x earnings. Within Asia however, we retain decent exposure to Singapore's contract manufacturing services business with our ownership of Flextronics International and Venture Manufacturing. This growth industry benefits from the worldwide trend in outsourced manufacturing.

Within the emerging markets, major exporters suffered from the plunge in global trade, but we believe the improving cyclical outlook should buoy activity as the year progresses. Moreover, the lack of contagion from developments in Argentina removed an essential uncertainty that weighted on emerging markets through most of 2001. In fact, the emerging markets have been the best performing equity category in the last 6 months, having risen over 43%. Although BCM limits its emerging markets exposure to just 15% of the portfolio, our consistent exposure ensures diversification. For instance, our ownership in various emerging market telecommunications companies, Hungary's Matav (1.2%), India's Videsh Sanchar Nigam (0.7%), and South Korea's KT Corporation (1.1%), greatly benefited the portfolio over the course of the last year when positive international returns were difficult to attain.

Outlook

As we continue with our global recovery, we expect hiccups along the way. It is hard to believe that most of the world's markets are up anywhere from 20-50% since September 11th. That would be difficult to predict, but just as important, difficult to sustain. We do not expect a fast return to the bullish days of the late 1990s, but expect a gradual return to more predictable growth. Many believe that a period of such excess growth provided too many imbalances to the economic system. Perhaps we can all live with a more "steady as we go" approach. You can not stop the global recovery, you can only hope to contain it!

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                     Performance Update - $10,000 Investment

                For the period from May 28, 1999 (Commencement of
                          Operations) to March 31, 2002


[Line Graph Here]:
--------------------------------------------------------------------------------
                The Brown Capital        MSCI All Country
            Management International      World Free EX           MSCI EAFE
                   Equity Fund              USA Index        International Index
--------------------------------------------------------------------------------
 5/28/99            $10,000                  $10,000              $10,000
 6/30/99             10,040                   10,455               10,382
 9/30/99              9,840                   10,766               10,800
12/31/99             11,245                   12,677               12,597
 3/31/00             11,856                   12,731               12,547
 6/30/00             11,716                   12,162               12,014
 9/30/00             11,315                   11,130               11,011
12/31/00             11,233                   10,606               10,681
 3/31/01              9,998                    9,170                9,182
 6/30/01             10,327                    9,084                9,029
 9/30/01              8,320                    7,708                7,736
12/31/01              9,393                    8,380                8,266
 3/31/02              9,352                    8,507                8,309


This graph depicts the performance of The Brown Capital Management International Equity Fund (the "Fund") versus the MSCI All Country World Free EX USA Index and the MSCI EAFE International Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                     -------------- --------------------
                                        Since 5/28/99
                        One Year      (Commencement of
                                         Operations)
                     -------------- --------------------
                         (6.46)%          (2.33)%
                     -------------- --------------------


>>   The  graph  assumes  an  initial   $10,000   investment  at  May  28,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2002, the value of the Fund would have decreased to $9,352 - a cumulative total investment return of (6.48)% since May 28, 1999.

>> At March 31, 2002, the value of a similar investment in the MSCI All Country World Free EX USA Index would have decreased to $8,507 - a cumulative total investment return of (14.93)%; and a similar investment in the MSCI EAFE International Index would have decreased to $8,309 - a cumulative total investment return of (16.91)% since May 28, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies.
     Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.93%

      Australian Equities - 4.94%
           Goodman Fielder Limited ...............................................                  131,200               $  106,672
           National Australia Bank Limited .......................................                    5,200                   95,044
           Westpac Banking Corporation Limited ...................................                   12,600                  105,208
                                                                                                                          ----------
                                                                                                                             306,924
                                                                                                                          ----------
      Belgium Equity - 1.46%
           Dexia .................................................................                    6,020                   90,788
                                                                                                                          ----------

      Bermuda Equities - 1.79%
           Ace Limited ...........................................................                    1,250                   52,088
           XL Capital Ltd. - Class A .............................................                      630                   58,811
                                                                                                                          ----------
                                                                                                                             110,899
                                                                                                                          ----------
      Brazilian Equities - 1.61%
        (a)America Online Latin America, Inc. ....................................                   10,700                   24,075
        (a)Petroleo Brasileiro SA - ADR ..........................................                    3,050                   76,037
                                                                                                                          ----------
                                                                                                                             100,112
                                                                                                                          ----------
      British Equities - 12.52%
           Amvescap PLC ..........................................................                    5,500                   75,937
           Cable & Wireless PLC ..................................................                   16,400                   52,285
           Enterprise Oil PLC ....................................................                    5,400                   48,579
           J Sainsbury PLC .......................................................                   10,049                   57,201
           Man Group PLC .........................................................                    7,000                  119,188
           Morgan Crucible Company PLC ...........................................                   18,000                   47,575
           Rolls-Royce PLC .......................................................                   39,300                  105,553
           Royal Bank of Scotland Group PLC ......................................                    4,100                  105,621
        (a)Shire Pharmaceuticals Group PLC .......................................                    6,700                   51,837
           United Business Media PLC .............................................                   13,038                  113,506
                                                                                                                          ----------
                                                                                                                             777,282
                                                                                                                          ----------
      Canadian Equities - 3.86%
        (a)JDS Uniphase Corporation ..............................................                   11,900                   70,091
           Nortel Networks Corporation ...........................................                   15,400                   69,146
           Royal Bank of Canada ..................................................                    3,000                  100,050
                                                                                                                          ----------
                                                                                                                             239,287
                                                                                                                          ----------
      Chinese Equity - 0.70%
        (a)AsiaInfo Holdings, Inc. ...............................................                    3,300                   43,428
                                                                                                                          ----------

      Danish Equity - 1.35%
           Danske Bank A/S .......................................................                    5,400                   84,127
                                                                                                                          ----------

      Finnish Equity - 1.44%
           Nokia Oyj - ADR .......................................................                    4,300                   89,311
                                                                                                                          ----------



                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      French Equities - 8.58%
           Alcatel SA ................................................................                  6,400             $   91,221
           Alstom ....................................................................                  8,600                114,861
           Aventis SA ................................................................                  1,200                 82,802
           Axa .......................................................................                  5,000                112,694
           Pechiney SA ...............................................................                  1,600                 85,172
           Scor SA ...................................................................                  1,450                 46,097
                                                                                                                          ----------
                                                                                                                             532,847
                                                                                                                          ----------
      German Equities - 3.25%
           Rhoen-Klinikum AG .........................................................                  2,500                130,249
           Stinnes AG ................................................................                  3,000                 71,354
                                                                                                                          ----------
                                                                                                                             201,603
                                                                                                                          ----------
      Hong Kong Equity - 1.95%
           Esprit Holdings Limited ...................................................                 70,000                121,160
                                                                                                                          ----------

      Hungarian Equity - 1.24%
           Magyar Tavkozlesi Rt - ADR ................................................                  4,400                 76,692
                                                                                                                          ----------

      Indian Equity - 0.65%
           Videsh Sanchar Nigam Ltd. - ADR ...........................................                  5,350                 40,607
                                                                                                                          ----------

      Isralian Equities - 4.07%
        (a)Check Point Software Technologies, Ltd. ...................................                  2,900                 88,131
        (a)Partner Communications Company Ltd. - ADR .................................                 15,700                 76,930
           Teva Pharmaceutical Industries Ltd. - ADR .................................                  1,600                 87,472
                                                                                                                          ----------
                                                                                                                             252,533
                                                                                                                          ----------
      Japanese Equities - 6.84%
           Coca-Cola West Japan Company Limited ......................................                  6,100                101,874
           Daito Trust Construction Co., Ltd. ........................................                  7,400                121,353
           Futaba Corporation ........................................................                  3,600                 95,001
           House Foods Corporation ...................................................                 12,000                106,311
                                                                                                                          ----------
                                                                                                                             424,539
                                                                                                                          ----------
      Korean Equity - 1.12%
           KT Corporation - ADR ......................................................                  2,900                 69,542
                                                                                                                          ----------

      Luxembourg Equity - 1.22%
           SES GLOBAL - FDR ..........................................................                  8,000                 75,971
                                                                                                                          ----------






                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Mexican Equities - 3.26%
           Fomento Economico Mexicano, SA de CV - ADR ................................                  1,800             $   84,852
        (a)Wal-Mart de Mexico SA de CV ...............................................                 35,800                117,883
                                                                                                                          ----------
                                                                                                                             202,735
                                                                                                                          ----------
      Netherland Equities - 12.93%
           ABN AMRO Holding NV .......................................................                  5,016                 95,136
           Akzo Nobel NV .............................................................                  3,000                140,094
           Buhrmann NV ...............................................................                  7,348                 96,027
           DSM NV ....................................................................                  2,300                 94,180
        (a)Fox Kids Europe NV ........................................................                  7,900                 80,872
           Koninklijke Ahold NV ......................................................                  2,500                 65,517
        (a)Koninklijke (Royal) Philips Electronics NV ................................                  3,776                115,043
           Vedior NV .................................................................                  8,600                116,135
                                                                                                                          ----------
                                                                                                                             803,004
                                                                                                                          ----------
      New Zealand Equity - 1.45%
           Telecom Corporation of New Zealand Limited ................................                 41,900                 90,090
                                                                                                                          ----------

      Norwegian Equities - 2.75%
           Storebrand ASA ............................................................                 19,100                110,113
        (a)Tandberg ASA ..............................................................                  4,800                 60,770
                                                                                                                          ----------
                                                                                                                             170,883
                                                                                                                          ----------
      Portugal Equity - 2.21%
        (a)Portugal Telecom, SGPS, SA - rights attached ..............................                 18,466                137,232
                                                                                                                          ----------

      Singapore Equities - 5.50%
           Creative Technology Limited ...............................................                  3,600                 43,545
        (a)Flextronics International Ltd. ............................................                  5,200                 94,900
        (a)ST Assembly Test Services Limited - ADR ...................................                  5,000                 84,500
           Venture Manufacturing (Singapore) Limited .................................                 12,000                118,464
                                                                                                                          ----------
                                                                                                                             341,409
                                                                                                                          ----------
      South African Equity - 0.78%
           South Africa Breweries PLC ................................................                  6,900                 48,223
                                                                                                                          ----------

      Spanish Equities - 5.87%
           Endesa SA .................................................................                  5,900                 87,642
        (a)Telefonica, SA - ADR ......................................................                  2,545                 84,265
           Telefonica Publicidad e Informacion, SA ...................................                 13,300                 57,010
           Union Fenosa, SA ..........................................................                  8,400                135,463
                                                                                                                          ----------
                                                                                                                             364,380
                                                                                                                          ----------
      Swedish Equities - 1.53%
           Nordea AB .................................................................                  2,540                 14,251
           Nordea AB .................................................................                 14,200                 80,799
                                                                                                                          ----------
                                                                                                                              95,050
                                                                                                                          ----------

                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Swiss Equities - 4.06%
        (a)ABB Ltd. .............................................................                   8,912                 $   70,650
           Swisscom AG ..........................................................                     355                    107,090
           Zurich Financial Services AG .........................................                     321                     74,341
                                                                                                                          ----------
                                                                                                                             252,081
                                                                                                                          ----------

           Total Common Stocks (Cost $6,481,177) ........................................................                  6,142,739
                                                                                                                          ----------

INVESTMENT COMPANY - 1.77%

      Evergreen Select Money Market Fund Class I #495 ...........................                 109,962                    109,962
           (Cost $109,962)                                                                                                ----------


Total Value of Investments (Cost $6,591,139 (b)) ................................                  100.70 %              $6,252,701
Liabilities in Excess of Other Assets ...........................................                   (0.70)%                 (43,293)
                                                                                                   ------                ----------
      Net Assets ................................................................                  100.00 %              $6,209,408
                                                                                                   ======                ==========


      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation ......................................................................                $  556,916
           Unrealized depreciation ......................................................................                  (895,354)
                                                                                                                         ----------

                      Net unrealized depreciation .......................................................                $ (338,438)
                                                                                                                         ==========

      The following acronyms and abbreviations are used in this portfolio:

           AB - Aktiebolag (Swedish)                  NV - Naamloze Vennootschap (Dutch)
           ADR - American Depositary Receipt          PLC - Public Limited Company (British)
           AG - Aktiengesellschaft (German)           SA - Socieded Anonima (Spanish)
           CV - Convertible Securities (Mexican)      SA - Societe Anonyme (French)
           FDR - Fiduciary Depositary Receipt










See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2002


ASSETS
      Investments, at value (cost $6,591,139) ...............................................................           $ 6,252,701
      Income receivable (cost $7,555) .......................................................................                 7,595
      Prepaid expenses ......................................................................................                 2,295
      Other assets ..........................................................................................                   199
                                                                                                                        -----------

           Total assets .....................................................................................             6,262,790
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ......................................................................................                19,600
      Disbursements in excess of cash on demand deposit .....................................................                33,782
                                                                                                                        -----------

           Total liabilities ................................................................................                53,382
                                                                                                                        -----------

NET ASSETS
      (applicable to 687,050 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...............................................           $ 6,209,408
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($6,209,408 / 687,050 shares) .........................................................................           $      9.04
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .......................................................................................           $ 7,027,631
      Accumulated net investment loss .......................................................................                (7,085)
      Accumulated net realized loss on investments and foreign currency translations ........................              (472,741)
      Net unrealized depreciation on investments and translation of assets
           and liabilities in foreign currencies ............................................................              (338,397)
                                                                                                                        -----------
                                                                                                                        $ 6,209,408
                                                                                                                        ===========




















See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2002


NET INVESTMENT INCOME

      Income
           Dividends ....................................................................................                 $ 142,518
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ............................................................                    53,068
           Fund administration fees (note 2) ............................................................                     9,287
           Custody fees .................................................................................                     3,419
           Registration and filing administration fees (note 2) .........................................                     1,914
           Fund accounting fees (note 2) ................................................................                    27,531
           Audit fees ...................................................................................                    17,604
           Legal fees ...................................................................................                     6,704
           Securities pricing fees ......................................................................                    16,634
           Shareholder recordkeeping fees ...............................................................                    18,000
           Other accounting fees (note 2) ...............................................................                    14,715
           Shareholder servicing expenses ...............................................................                     4,032
           Registration and filing expenses .............................................................                     4,765
           Printing expenses ............................................................................                     3,084
           Trustee fees and meeting expenses ............................................................                     4,109
           Other operating expenses .....................................................................                     3,511
                                                                                                                          ---------

               Total expenses ...........................................................................                   188,377
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) .....................................................                   (29,180)
                    Investment advisory fees waived (note 2) ............................................                   (53,068)
                                                                                                                          ---------

               Net expenses .............................................................................                   106,129
                                                                                                                          ---------

                    Net investment income ...............................................................                    36,389
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investments and foreign currency transactions ..............................                  (432,247)
      Increase in unrealized depreciation on investments and translation of assets
           and liabilities in foreign currencies ........................................................                  (119,888)
                                                                                                                          ---------

           Net realized and unrealized loss on investments ..............................................                  (552,135)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations .....................................                 $(515,746)
                                                                                                                          =========







See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                      March 31,           March 31,
                                                                                                        2002                2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment income ............................................................          $   36,389          $    7,494
         Net realized loss from investment transactions and foreign currency translations .            (432,247)            (69,087)
         Increase in unrealized depreciation on investments and translation of assets
              and liabilities in foreign currencies .......................................            (119,888)           (421,631)
                                                                                                     ----------          ----------

              Net decrease in net assets resulting from operations ........................            (515,746)           (483,224)
                                                                                                     ----------          ----------

     Distributions to shareholders from
         Net investment income ............................................................             (17,064)             (5,143)
         Tax return of capital ............................................................             (12,156)                  0
         Net realized gain from investment transactions ...................................                   0             (44,714)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions .........................             (29,220)            (49,857)
                                                                                                     ----------          ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .............           4,055,329           1,584,589
                                                                                                     ----------          ----------

                     Total increase in net assets .........................................           3,510,363           1,051,508

NET ASSETS

     Beginning of year ....................................................................           2,699,045           1,647,537
                                                                                                     ----------          ----------

     End of year (including undistributed net investment income of $6,141 in 2002) ........          $6,209,408          $2,699,045
                                                                                                     ==========          ==========


(a) A summary of capital share activity follows:

                                                             -----------------------------------------------------------------------
                                                                        Year ended                             Year ended
                                                                      March 31, 2002                         March 31, 2001

                                                               Shares               Value              Shares               Value
                                                             -----------------------------------------------------------------------
Shares sold ............................................        419,939          $4,153,572             142,306          $1,621,001

Shares issued for reinvestment of distributions ........          2,910              26,298               4,427              49,574
                                                             ----------          ----------          ----------          ----------

                                                                422,849           4,179,870             146,733           1,670,575

Shares redeemed ........................................        (13,732)           (124,541)             (8,088)            (85,986)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................        409,117          $4,055,329             138,645          $1,584,589
                                                             ==========          ==========          ==========          ==========



See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)



------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year ended          Year ended          Year ended
                                                                              March 31,           March 31,           March 31,
                                                                                2002                2001              2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................    $     9.71          $    11.83          $    10.00

      (Loss) income from investment operations
           Net investment income ........................................          0.05                0.03                0.02
           Net realized and unrealized (loss) gain on investments .......         (0.68)              (1.83)               1.83
                                                                             ----------          ----------          ----------

               Total from investment operations .........................         (0.63)              (1.80)               1.85
                                                                             ----------          ----------          ----------

      Distributions to shareholders from
           Net investment income ........................................         (0.02)              (0.02)              (0.02)
           Tax return of capital ........................................         (0.02)               0.00                0.00
           Net realized gain from investment transactions ...............          0.00               (0.30)               0.00
                                                                             ----------          ----------          ----------

               Total distributions ......................................         (0.04)              (0.32)              (0.02)
                                                                             ----------          ----------          ----------

Net asset value, end of period ..........................................    $     9.04          $     9.71          $    11.83
                                                                             ==========          ==========          ==========

Total return ............................................................         (6.46)%            (15.67)%             18.56 %
                                                                             ==========          ==========          ==========

Ratios/supplemental data
      Net assets, end of period .........................................    $6,209,408          $2,699,045          $1,647,537
                                                                             ==========          ==========          ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ................          3.55 %              6.26 %              9.23 %(b)
           After expense reimbursements and waived fees .................          2.00 %              2.00 %              2.00 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ................         (0.86)%             (3.95)%             (7.11)%(b)
           After expense reimbursements and waived fees .................          0.69 %              0.30 %              0.12 %(b)

      Portfolio turnover rate ...........................................          5.90 %             14.85 %             23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.

(b) Annualized.







See accompanying notes to financial statements


             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management International Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          The Fund has a capital loss carryforward for federal income tax purposes of $130,839, $38,628,of which expires in the year 2009 and $92,211 of which expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforward has been offset or expires.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund will make a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002


     F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

          The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

          Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $53,068 ($0.09 per share) and has voluntarily agreed to reimburse $29,180 of the Fund's operating expenses for the year ended March 31, 2002.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services, plus 0.01% of annual average net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.



                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002



     North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,368,987 and $293,971, respectively, for the year ended March 31, 2002.

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2002
                                   (Unaudited)



INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management International Equity Fund (the "Fund") and the Nottingham Investment Trust II (the "Trust") are managed under the direction of the Board of Trustees (the "Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,421 during the fiscal year ended March 31, 2002 from the Fund for their services to the Fund and Trust.

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Position(s)   Length                                            Complex
       Name, Address,         held with    of Time        Principal Occupation(s)          Overseen by      Other Directorships
          and Age             Fund/Trust   Served          During Past 5 Years               Trustee          Held by Trustee
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Independent Trustees

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Jack E. Brinson, 69          Trustee      Since    Retired;  Previously,   President  of        7        Independent  Trustee  -
                                          1990     Brinson   Investment  Co.   (personal                 Gardner Lewis  Investment
                                                   investments) and                                      Trust for thethree  series
                                                   President of Brinson Chevrolet,  Inc.                 of  that  trust; New
                                                   (auto dealership)                                     Providence Investment Trust
                                                                                                         for  the one  series  of
                                                                                                         that trust Hillman Capital
                                                                                                         Management Investment Trust
                                                                                                         for the two series of that
                                                                                                         trust; and de Leon Funds
                                                                                                         Trustfor the one series
                                                                                                         of that trust(all
                                                                                                         registered investment
                                                                                                         companies)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
J. Buckley Strandberg, 42    Trustee      Since    President of Standard  Insurance  and        7        None
                                          1991     Realty    (insurance   and   property
                                                   management)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

                                                         Interested Trustees*

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Richard K. Bryant, 42        Trustee,     Since    President   of   Capital   Investment        7        None
                             President    1990     Group,   Inc.   (distributor  of  the
                             of Capital            Fund);   Vice  President  of  Capital
                             Value Fund            Investment  Counsel,   Inc.  (Advisor
                                                   of   the   Capital    Value    Fund);
                                                   President   of   Capital   Investment
                                                   Brokerage, Inc. (broker/dealer firm)
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Eddie C. Brown,  62          Trustee,     Since    President     of    Brown     Capital        7        None
                             President    1992     Management,   Inc.  (Advisor  of  the
                             of Brown              Brown Capital Management Funds)
                             Capital
                             Management
                             Funds
------------------------------------------------------------------------------------------------------------------------------------
* Basis of  Interestedness.  Eddie C. Brown is an  Interested  Trustee  because he is an officer  and  principal  owner of Brown
  Capital Management,  Inc., the Fund's investment  advisor for the Brown Capital  Management Funds.  Richard K. Bryant is an
  Interested  Trustee because he is an officer and principal owner of Capital Investment  Counsel,  Inc., the Fund's investment advisor for the Capital Value Fund and Capital Investment Group, Inc., the Fund's distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Officers

---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Michael T. McRee, 58         President,   Since    Partner    and    Manager,    EARNEST       n/a                     n/a
119 S. President Street      EARNEST      1992     Partners  Limited,  LLC  (Advisor  of
2nd Floor                    Partners              the  EARNEST  Partners  Fixed  Income
Jackson, Mississippi  39201  Fixed                 Trust),   since   1999;   previously,
                             Income                President,      Investek      Capital
                             Trust                 Management,  Inc.  (former advisor of
                                                   the  EARNEST  Partners  Fixed  Income
                                                   Trust Fund), Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Wayne F. Wilbanks, 41        President,   Since    President, Wilbanks, Smith & Thomas         n/a                     n/a
One Commercial Place,        The WST      1997     Asset  Management,  Inc. (Advisor for
Suite 1450                   Growth Fund           the  WST   Growth   Fund),   Norfolk,
Norfolk, Virginia  23510                           Virginia
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Elmer O. Edgerton, Jr., 59   Vice         Since    President, Capital Investment Counsel       n/a                     n/a
Post Office Box  32249       President,   1990     Raleigh, North Carolina; Vice
Raleigh, North Carolina      Capital               President
27622                        Value Fund            Capital Investment Group, Raleigh,
                                                   North Carolina
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Douglas S. Folk, 41          Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1998     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; Vice President, Investek
Atlanta, GA  30309           Partners              Capital Investment, Inc., Jackson,
                             Fixed                 Mississippi, 1996 to 1999;
                             Income                previously, Portfolio Manager,
                             Trust                 Southern Farm Bureau Life Insurance
                                                   Company, Jackson, Mississippi
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
R. Mark Fields, 49           Vice         Since    Partner, EARNEST Partners Limited,          n/a                     n/a
119 S. President Street      President,   1992     LLC, since 1999; previously, Vice
2nd Floor                    EARNEST               President, Investek Capital
Jackson, MS 39201            Partners              Management, Inc., Jackson,
                             Fixed                 Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
John M. Friedman, 58         Vice         Since    Partner and Portfolio Manager,              n/a                     n/a
75 Fourteenth Street         President,   1992     EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST               1999; previously, Vice President,
Atlanta, GA  30309           Partners              Investek Capital Management, Inc.,
                             Fixed                 Jackson, Mississippi
                             Income
                             Trust
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Keith A. Lee, 41             Vice         Since    Vice President, Brown Capital               n/a                     n/a
1201 N. Calvert Street       President,   1992     Management, Inc., Baltimore, Maryland
Baltimore, Maryland  21202   The Brown
                             Capital
                             Management
                             Funds
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
C. Frank Watson, III, 31     Secretary    Since    President    and   Chief    Operating       n/a                     n/a
                                          1994     Officer    (since    1999)   of   The
                                                   Nottingham                    Company
                                                   (Administrator    to   the    Funds);
                                                   previously,  Chief Operating  Officer
                                                   of The Nottingham Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------
Julian G. Winters, 33        Treasurer    Since    Vice    President-Compliance                n/a                     n/a
                                          1998     Administration  (since  1998)  of The
                                                   Nottingham    Company;    previously,
                                                   Fund  Accountant  of  The  Nottingham
                                                   Company
---------------------------- ------------ -------- -------------------------------------- -------------- ---------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2002, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 26, 2002








__________
Deloitte
Touche
Tohmatsu
__________

                    (This page was intentionally left blank.)

                    (This page was intentionally left blank.)

                    (This page was intentionally left blank.)

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:             For Investment Advisor Inquiries:

Documented:                                    Documented:

NC Shareholder Services                        Brown Capital Management
116 South Franklin Street                      1201 North Calvert Street
Post Office Drawer 4365                        Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                           Toll-Free Telephone:

1-800-773-3863                                 1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                              World Wide Web @:

ncfunds.com                                    browncapital.com





                                                    [Logo]

                                            BROWN CAPITAL MANAGEMENT